UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2005

LSI LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-10317 (Commission File Number)	94-2712976 (IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 1.3
EXHIBIT 1.4

Item 1.01 Entry into a Material Definitive Agreement

1. On April 1, 2005, the Compensation Committee of the Board of Directors of LSI Logic Corporation (referred to herein as “LSI Logic” or the “Company”) adopted the 2005 Semiconductor Incentive Plan for the semiconductor segment of the Company (“2005 Semiconductor Plan”) and the 2005 Incentive Plan for the Company’s majority-owned subsidiary, Engenio Information Technologies, Inc. (“2005 Engenio Plan”), which is also the storage systems segment of the Company.

1.1 Summary Description of 2005 Semiconductor Incentive Plan

The funding of the bonus pool under the 2005 Semiconductor Plan is determined using multiples of operating income and incremental revenue for the semiconductor segment for fiscal year 2005. A specified fixed percentage of operating income and incremental revenue is used to fund the incentive bonus pool. An additional incentive is added if gross margin exceeds the targeted levels. The bonus pool will be a minimum of 75% of targeted funding and a maximum of 200% of targeted funding. However, no bonus pool is funded unless operating income and incremental revenue equal or exceed the specified threshold amounts. In no event will the incentive pools exceed 7.5% of operating income.

1.2 Summary Description of 2005 Engenio Incentive Plan

The funding of the bonus pool under the 2005 Engenio Plan is determined using multiples of operating income and incremental revenue for Engenio for fiscal year 2005. A specified fixed percentage of operating income and incremental revenue is used to fund the incentive pool. The bonus pool will be a minimum of 75% of targeted funding and a maximum of 200% of targeted funding. However, no bonus pool is funded unless operating income and incremental revenue equal or exceed the specified threshold amounts. In no event will the incentive pools exceed 9.3% of operating income.

2. Under a non-discretionary formula in the Company’s Amended 1995 Director Option Plan, on April 1, 2005, each of Messrs. Chu, Currie, Keyes, Norby, O’Rourke, Reyes and Sonsini was automatically granted an option to purchase 30,000 shares of the common stock of the Company, at an exercise price of $5.51 per share. The stock options are automatically granted on April 1 of each year to any independent director who on such date has served on the Board of Directors for at least six months, and become exercisable in full six months after the date of grant. If not exercised, these stock options will expire ten years from the date of grant.

The Amended 1995 Director Option Plan is a shareholder-approved plan. The options are subject to the terms and conditions of the Annual Director Option Agreement, a form of which is attached hereto as Exhibit 1.3 and the Notice of Grant of Stock Options and Option Agreement, a form of which is attached hereto as Exhibit 1.4.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
No.	Description
1.1	Summary Description of LSI Logic Corporation 2005 Semiconductor Incentive Plan
1.2	Summary Description of 2005 Engenio Information Technologies, Inc. Incentive Plan
1.3	Form of Annual Director Option Agreement
1.4	Form of Notice of Grant of Stock Options and Option Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION, a Delaware corporation
By:	/s/ Bryon Look
Bryon Look
Executive Vice President and Chief Financial Officer

Date: April 7, 2005

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Summary Description of LSI Logic Corporation 2005 Semiconductor Incentive Plan
1.2	Summary Description of 2005 Engenio Information Technologies, Inc. Incentive Plan
1.3	Form of Annual Director Option Agreement
1.4	Form of Notice of Grant of Stock Options and Option Agreement